UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 9, 2009

CHROMCRAFT REVINGTON, INC.
(Exact name of registrant as specified in its charter)

Delaware	1-13970	35-1848094
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1330 Win Hentschel Boulevard, Suite 250, West Lafayette, Indiana	47906
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (765) 807-2640

(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01. Change in Registrant’s Certifying Accountant.

(a) On July 9, 2009, the Audit Committee of Chromcraft Revington, Inc. (the “Company”) approved the dismissal of KPMG LLP (“KPMG”) as the Company’s independent registered public accounting firm.

The audit reports of KPMG on the financial statements of the Company for the years ended December 31, 2008 and 2007 did not contain an adverse opinion or a disclaimer of opinion, nor were the reports qualified or modified as to uncertainty, audit scope or accounting principles, except as set forth in this paragraph. KPMG’s report on the consolidated financial statements of the Company and its subsidiaries as of and for the years ended December 31, 2008 and 2007 contained a paragraph stating that “As discussed in Note 1 to the consolidated financial statements, in 2008 the Company changed its method of accounting for inventory from the last-in, first-out (LIFO) method to the first-in, first-out (FIFO) method for certain businesses, and applied this change retrospectively in accordance with Statement of Financial Accounting Standards (SFAS) No. 154, Accounting Changes and Error Corrections.”

During the two years ended December 31, 2008, and the subsequent interim period through July 9, 2009, there were no (i) disagreements with KPMG on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreements if not resolved to their satisfaction would have caused them to make reference in connection with their opinion to the subject matter of the disagreement, or (ii) reportable events, except that KPMG advised the Company of the material weaknesses referenced in the next paragraph.

As previously disclosed in the Company’s annual reports on Form 10-K for the years ended December 31, 2008 and 2007, management of the Company concluded that, as of December 31, 2008 and December 31, 2007, the Company did not maintain effective internal control over financial reporting. With respect to the financial statements as of and for the year ended December 31, 2008, a material weakness was identified in the Company’s internal control over financial reporting as it did not properly design a control to ensure that the costing and valuation of the inventories at one of the Company’s locations were materially correct. The Company subsequently corrected the balance of this location’s inventories prior to the issuance of the Company’s 2008 financial statements. With respect to the financial statements as of and for the year ended December 31, 2007, a material weakness was identified in the Company’s internal control over financial reporting as it did not properly design a control to ensure the assumptions used to determine the realizability of its deferred tax assets were properly evaluated. The Company subsequently corrected the balance of its deferred tax assets prior to the issuance of the Company’s 2007 financial statements.

The Audit Committee discussed each material weakness with KPMG and has authorized KPMG to respond fully to any inquiries of McGladrey & Pullen, LLP relating to the material weaknesses.

A letter from KPMG addressed to the Securities and Exchange Commission stating whether or not KPMG agrees with the statements set forth above is attached hereto as Exhibit 16.1.

(b) On July 15, 2009, the Audit Committee of the Company engaged McGladrey & Pullen, LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2009. During the two years ended December 31, 2008 and 2007 and through the date of this Form 8-K, the Company did not consult with McGladrey & Pullen, LLP regarding (i) the application of accounting principles to any specified completed or proposed transaction, (ii) the type of audit opinion that might be rendered on the Company’s financial statements, or (iii) any matter that was either the subject of a disagreement or a reportable event as contemplated by Item 304(a)(1)(iv) and (v) of Regulation S-K.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

16.1	Letter from KPMG LLP to the Securities and Exchange Commission dated July 15, 2009

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 15, 2009

CHROMCRAFT REVINGTON, INC.

By: /s/ Myron D. Hamas
Myron D. Hamas
Vice President-Finance

EXHIBIT INDEX

Exhibit
Number	Description
16.1	Letter from KPMG LLP to the Securities and Exchange Commission dated July 15, 2009

5